NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Calvert Equity Fund

Supplement dated April 30, 2025

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 12, 2025 (the “March Board Meeting”), the Board approved the termination of Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”) as the subadviser to the NVIT Calvert Equity Fund (the “Fund”), and the appointment of GQG Partners LLC (“GQG”) as the Fund’s new subadviser.

2.	At the March Board Meeting the Board also approved the following:

a.	changing the Fund’s name to the “NVIT GQG US Quality Equity Fund.”

b.	changing the Fund’s investment objective. The Fund’s current investment objective and the new investment objective are as follows:

Current Objective
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy
New Objective
Seeks long-term capital appreciation

The Fund’s investment objective is not fundamental, which means that it may be changed by the Trust’s Board without shareholder approval upon 60 days’ advance written notice to shareholders.

c.

changing the Fund’s classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company. The Board’s decision to change the Fund’s classification to a non-diversified investment company is subject to the approval of the Fund’s shareholders. A Special Meeting of Shareholders to decide on a proposal to change the Fund’s classification to a non-diversified investment company currently is anticipated to be held on or about June 17, 2025.

3.

Assuming the Fund’s shareholders approve the proposal to change the Fund’s classification to a non-diversified investment company, each of the foregoing changes will take effect following the Special Meeting of Shareholders at which the Fund’s shareholders approve such proposal (the “Effective Date”).

4.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, Atlanta Capital in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT GQG US Quality Equity Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	The information under the heading “Objective” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The NVIT GQG US Quality Equity Fund seeks long-term capital appreciation.

d.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S issuers. Equity securities that the Fund buys primarily are common stocks of large-cap companies, i.e., those with market capitalizations similar to those of companies included in the S&P 500 Index. The Fund makes market capitalization determinations with respect to a security at the time of its purchase. The Fund may invest in equity securities of foreign companies in both developed and emerging markets. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund’s strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.

The Fund’s subadviser seeks to capture market inefficiencies which it believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements, rather than a company’s fundamentals over a longer time horizon (5 years or more). The subadviser believes that this market inefficiency may lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the subadviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the subadviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the subadviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the subadviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The subadviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

Subject to the subadviser’s criteria for quality, many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices. The Fund also may purchase stocks that would not fall into the traditional “growth” style box. In constructing a portfolio of securities, the subadviser is not constrained by sector or industry weights of the Fund’s benchmark. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The subadviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down,” macro-based criteria.

The subadviser may sell a stock if the subadviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the subadviser has otherwise lost conviction that the company reflects a higher quality opportunity relative to other available investments on a forward-looking basis. The subadviser also may sell a stock if the company has met its price target or is involved in a business combination, if the subadviser identifies a more attractive investment opportunity, or the subadviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. The Fund may engage in frequent and active trading of portfolio securities.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

e.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified as follows:

i.	“Growth style risk,” “Foreign securities risk,” “REIT risk,” “Responsible investing risk” and “Smaller company risk” are each deleted in their entirety.

ii.	The following risks are hereby added:

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.

Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Growth stocks risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Non-diversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.

f.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

GQG Partners LLC

g.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Rajiv Jain	Portfolio Manager	Since 2025
Brian Kersmanc	Portfolio Manager	Since 2025
Sudarshan Murthy, CFA	Portfolio Manager	Since 2025
Siddharth Jain	Deputy Portfolio Manager	Since 2025

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